                                                              Exhibit 99.1

                       Form 4 Joint Filer Information

Name:                                   Kennedy Lewis Capital Partners Master
                                        Fund II LP

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      08/25/2022

Name:                                   Kennedy Lewis GP II LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      08/25/2022

Name:                                   Kennedy Lewis Investment Holdings II
                                        LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      08/25/2022

Name:                                   Kennedy Lewis Capital Partners Master
                                        Fund III LP

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      08/25/2022

Name:                                   Kennedy Lewis GP III LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      08/25/2022

Name:                                   KLM GP LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      08/25/2022

Name:                                   Kennedy Lewis Investment
                                        Management LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      08/25/2022

Name:                                   Darren Richman

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      08/25/2022

Name:                                   David Chene

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      08/25/2022